UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):      April 1st, 2003

Banyan Corporation
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 500, 1925 Century Park East, Los Angeles, California 90067-2700
(address of principal executive offices)                 (Zip Code)

Registrant's telephone number, with area code:       (800) 808-0899

ITEM 1.      Changes in Control of Registrant

Not Applicable

ITEM 2.      Acquisition or Disposition of Assets

Not Applicable

ITEM 3.      Bankruptcy or Receivership

Not Applicable

ITEM 4.       Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.       Other Events and Regulation FD Disclosure

On April 1st, 2003 the Registrant publicly disseminated a press release announcing that its subsidiary, Chiropractic USA, Inc. has entered into a Franchise Agreement as well as an Area Development Agreement for the State of Hawaii with Dr. Bruce Wong of Wong Family Chiropractic, one of the most successful Chiropractic practices in the United States. The Franchise Agreement is to take effect on June 1st, 2003. The Area Development Agreement calls for the development of up to 100 Chiropractic USA franchised clinics in Hawaii over the course of the term. Chiropractic USA is currently negotiating similar Area Development Agreements in various other areas of the United States.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6. Resignations of Registrant's Directors

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired Not Applicable

(b)	Pro forma financial information Not Applicable

(c)	Exhibits The following Exhibits are filed as a part of this disclosure statement: 99.1 The Registrant’s Press Release dated April 1st, 2003.

ITEM 8.      CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.      REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date:	April 2nd, 2003	/s/ Michael J. Gelmon
Michael J. Gelmon
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page Number

99.1	The Registrant’s Press Release dated April 1st, 2003

Exhibit 99.1

See attached.

FOR IMMEDIATE RELEASE
Please Contact:	Banyan Corporation Investor Relations (800) 808-0899, Michael Gelmon e-mail: mgelmon@telusplanet.net www.Banyancorp.com www.ChiropracticUSA.net
PRESS RELEASE

BANYAN ANNOUNCES SUBSIDIARY
CHIROPRACTIC USA, INC. ENTERS FIRST
FRANCHISE AGREEMENT AND FIRST AREA
DEVELOPMENT AGREEMENT WITH DR.
BRUCE WONG FOR THE STATE OF HAWAII

Los Angeles, California March 31st, 2003 - Banyan Corporation (OTC BB: “BANY”) is pleased to announce that its subsidiary, Chiropractic USA, Inc. (“Chiropractic USA”), has entered a Franchise Agreement with Dr. Bruce Wong of Honolulu, Hawaii to convert his exceptional practice into Chiropractic USA’s first franchised location. In addition, Chiropractic USA and Dr. Wong have entered an Area Development Agreement for the development of Chiropractic USA franchised Chiropractic Clinics in the State of Hawaii.

Banyan Corporation created Chiropractic USA, Inc. (“Chiropractic USA”) in 2001 to establish a national franchise brand in Chiropractic. Banyan’s President, Cory Gelmon, and CEO, Michael Gelmon, are franchise lawyers who created Domino’s Pizza of Canada Ltd. and built the Domino’s system in Canada to 200 stores before selling out. In early 2003, Dr. CJ Mertz, of Team WLP, and Dr. Dennis Nikitow of Certainty Products, the two leading Chiropractic Coaches in the world, joined and greatly enhanced the Chiropractic USA Management Team. Chiropractic USA is utilizing its collective knowledge, expertise and extensive networks within Chiropractic and franchising to create the first national brand in Chiropractic – Chiropractic USA. Chiropractic USA embarked on its plan in July 2002 by acquiring a chain of Chiropractic Clinics in Louisiana to serve as the Chiropractic USA flagship, and with the agreements with Dr. Wong, has now commenced the roll out of its franchising program.

The Franchise Agreement converts Wong Family Chiropractic, one of the most successful Chiropractic operations in the United States, into a Chiropractic USA franchise, effective June 1st, 2003. In addition, Dr. Jae Chang, an associate practicing with Dr. Wong, has been approved as a Chiropractic USA franchisee and will be opening his own Chiropractic USA franchised clinic in Honolulu this summer.

Dr. Wong has also entered an extensive Area Development Agreement with Chiropractic USA that will see him develop up to 100 Chiropractic USA Clinics in Hawaii over the term of the agreement.

Banyan CEO, Michael Gelmon stated: “We are thrilled to have, as our first franchisee and our first Area Developer, an individual exuding the integrity and success of Dr. Wong. Wong Family Chiropractic is one of the leading Chiropractic practices in the entire world, which will now become part of the Chiropractic USA family.

Dr. Wong’s position with our company validates much of the hard work we have been pouring into Chiropractic USA over the past few years ”

Dr. Wong stated: “ I am excited and very happy to join Chiropractic USA. I believe Chiropractic USA will bring subluxation based Chiropractic to critical mass for the American public.”

Dr. CJ Mertz, a Director of Chiropractic USA, and head of Team WLP Coaching commented: “I am delighted that my number one performing client in North America has made the enlightened decision for himself, for Hawaii and for Chiropractic USA to become a Chiropractic USA franchisee as well as our premiere Area Developer.”

Banyan President, Cory Gelmon said: “Chiropractic USA started out as an idea, a great idea, but has now become a passion for all of us involved. It is an honor and a privilege to have Dr. Wong join our team not only as a franchisee, but also as an Area Developer. Dr. Wong will lead by example, as he has in the past, and is an inspiration not only to those in the Chiropractic community, but to anyone who has come into contact with him.” Mr. Gelmon concluded “The response from the Chiropractic community to our franchising program has been huge. We have now attended Chiropractic conferences in Chicago, Las Vegas and Toronto over the last two months, and the amount of serious interest we have received from Chiropractors – either interested in converting their existing practices, or opening up new Chiropractic USA clinics – is immense.”

The Area Development for the State of Hawaii will create Royalty Sales for Chiropractic USA of upwards of $25 million per annum when the growth targets are met. Currently, Chiropractic USA is in negotiations with various other potential Area Developers who will enter into similar development agreements for other areas of the country.

Chiropractic USA has received numerous franchise applications from Chiropractors all over the United States who wish to open Chiropractic USA franchised clinics this year, together with hundreds of serious inquiries from Chiropractors interested in franchising in their areas. With the franchise program now rolling out to supplement the corporate clinic operations in Louisiana, Chiropractic USA is expected to have over 100 practices operating under its brand over the next 12 months. For more information about Chiropractic USA, please visit the Chiropractic USA web site at www.ChiropracticUSA.net.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company’s subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising Chiropractic clinics under its marks and uniform operating systems and practices.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan’s filings with the Securities and Exchange Commission.

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